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                      SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.  20549
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                                   FORM 8-K

            Current report pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934




Date of report (Date of earliest event reported):                June 23, 1997


                         FIDELITY NATIONAL CORPORATION
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              (Exact name of Registrant as Specified in Charter)


Georgia                           0-22374                            58-1416811
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(State or other            (Commission File Number)               (IRS Employer
jurisdiction                                                     Identification
of incorporation)                                                      Number)


                160 Clairemont Avenue, Decatur, Georgia 30030
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                   (Address of Principal Executive Offices)


Registrant's Telephone Number, including area code:  (404) 240-1504
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Item 5. Other Events

        On June 23, 1997, Fidelity National Corporation sold in private placements for $4,600,000 736,000 shares of its Non-Cumulative 8% Convertible Preferred Stock, Series A, Stated Value $6.25 per share. Substantially all of the net proceeds were invested in non-cumulative 8% Convertible Preferred Stock, stated value $6.25 per share issued by Fidelity National Bank, a wholly owned subsidiary.


Item 7. (C) Exhibit).

        3(A) Articles of Amendment filed June 6, 1997, describing the Non-Cumulative Eight Percent Convertible Preferred Stock, Series A, of the Registrant.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                FIDELITY NATIONAL CORPORATION
                                          (Registrant)


                                By:   /s/ James B. Miller, Jr.
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                                      James B. Miller, Jr.
                                      Chairman


Date: July 1, 1997

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